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                                   EXHIBIT 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our report dated January 26, 1999, included in and made part of the Form 10-KSB of CEC Properties, Inc., for the year ended October 31, 1998.



STARR AND WALTERS
ACCOUNTANCY CORPORATION

Santa Ana, California
January 26, 1999